                                                                   Exhibit 10.10


                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT (the "AGREEMENT"), made this       day of
                                         ---------              -----
      , 2002, is entered into by GOTHAM GOLF PARTNERS, L.P., a Delaware limited
------
partnership with its principal place of business at 575 East Chocolate Avenue, Hershey, Pennsylvania 17033 (the "PARTNERSHIP"), GOTHAM GOLF CORP., a Delaware
                                  -----------
corporation with its principal place of business at 575 East Chocolate Avenue, Hershey, Pennsylvania 17033 ("GGC"), and JOHN CAPORALETTI, residing at
                              ---
                     (the "EMPLOYEE").
---------------------      --------

         WHEREAS, the Partnership has employed the Employee under the terms of an Employment Agreement dated January 1, 1999 (the "PRIOR AGREEMENT");
                                                    ---------------

         WHEREAS, the Partnership and the Employee have agreed to enter into this new Employment Agreement (the "AGREEMENT"), which shall replace and
                                    ---------
supersede the Prior Agreement in all respects, effective as of the Effective Date (as defined in the Agreement and Plan of Merger and Contribution, dated as of February 13, 2002, as amended (the "MERGER AGREEMENT"), by and among First
                                       ----------------
Union Real Estate Equity and Mortgage Investments, an Ohio business trust, that certain Ohio trust, declared as of October 1, 1996, by Adolph Posnick, trustee, First Union Management, Inc., a Delaware corporation, the Partnership, GGC, GGC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of GGC, Florida Golf Properties, Inc., a Florida corporation and the sole general partner of the Partnership, and Florida Golf Associates, L.P., a Virginia limited partnership); capitalized terms used but not defined herein shall have the meaning ascribed to them in the Merger Agreement;

         WHEREAS, the Partnership desires to continue to employ the Employee, and the Employee desires to continue to be employed by the Partnership on the terms and conditions of the Agreement; and

         WHEREAS, GGC desires to employ the Employee, and the Employee desires to be employed by GGC on the terms and conditions of the Agreement.

         NOW, THEREFORE, in consideration of the premises, mutual covenants, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and intending to be legally bound hereby, the parties agree as follows:

     1. Term of Employment. The GGC and the Partnership hereby agree to employ
        ------------------
the Employee, and the Employee hereby accepts employment with GGC and the Partnership, upon the terms set forth in this Agreement, for the period commencing on the date hereof (the Effective Date of the Merger) (the "COMMENCEMENT DATE") and ending on the expiration of the Term of this Agreement
 -----------------
(as defined below), unless sooner terminated in accordance with the provisions of Section 4 (the "EMPLOYMENT PERIOD"). Each 12-month period ending on the
                   -----------------
anniversary of the Commencement Date is referred to herein as an "EMPLOYMENT
                                                                  ----------
YEAR." The "TERM OF THIS AGREEMENT" shall initially be the period beginning on
----        ----------------------
the Commencement Date and ending on the fifth (5th) anniversary thereof. The Employee's employment by GGC shall cease upon the Employee's termination of employment with the Partnership pursuant to Section 4.

     2. Title; Capacity. The Employee shall serve as President and Chief
        ---------------
Executive Officer of the Partnership and President and Chief Operating Officer of GGC. The Employee shall be based at the Partnership's headquarters at 575 East Chocolate Avenue, Hershey, Pennsylvania 17033. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Executive Committee of the Partnership and the Executive Committee of GGC.

         The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such positions. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Partnership and GGC during the Employment Period.

     3. Compensation and Benefits.
        -------------------------

     3.1 Salary. The Partnership shall pay the Employee, in monthly
         ------
installments, an annual base salary (the "BASE SALARY") of Three Hundred
                                          -----------
Thousand Dollars ($300,000), in accordance with the Partnership payroll policies, for each Employment Year during the Term of this Agreement. The Employee's Base Salary shall be increased annually by a percentage equal to the CPI (as defined below) during the full calendar year preceding such Employment Year. "CPI" shall mean the Consumer Price Index--all items for the Washington,
       ---
D.C. metropolitan area published by the U.S. Bureau of Labor Statistics.

     3.2 Fringe Benefits. The Employee shall be entitled to four (4) weeks of
         ---------------
paid vacation during each Employment Year in accordance with the Partnership's vacation policy. The Employee shall be entitled to the benefits indicated on Schedule A to this Agreement, as well as such other benefits as the Partnership
----------
establishes and makes available to all of its employees.

     3.3 Reimbursement of Expenses. The Partnership shall reimburse the Employee
         -------------------------
for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement (collectively, the "EXPENSES"), upon presentation by the Employee of documentation, expense
 --------
statements, vouchers and/or such other supporting information as the Partnership may reasonably request. This reimbursement of Expenses shall be in addition to the automobile benefit described in Schedule A hereto.
                                    ----------

     3.4 Stock Options. On the Commencement Date, GGC shall grant the Employee
         -------------
options to purchase shares of GGC under the Gotham Golf Corp. 2002 Stock Option Plan as set forth in the Gotham Golf Partners, L.P. Consent of Executive Committee and Partners dated February 12, 2002. Such options shall vest in equal installments on the first four anniversaries of the Commencement Date and otherwise be issued pursuant to the terms of GGC's Stock Option Plan. Notwithstanding the immediately preceding sentence, all such options shall immediately vest and become exercisable upon the occurrence of (a) a Change in Control (as defined below), (b) a termination of the Employee's employment by the Employee for Good Reason or (c) a termination of the Employee's employment by the Partnership without Cause. For purposes of this Section 3.4, "CHANGE IN
                                                                     ---------
CONTROL" shall mean a change in a majority of the members of
-------
the Board within any one-year period as a result of a contested proxy contest at a time that GGC owns more than 50% of the interests in the Partnership.

     3.5 Transaction Bonus. On the Commencement Date, GGC shall pay the Employee
         -----------------
a bonus of $1,214,308.

     3.6 Partnership Interests. Notwithstanding anything in any other agreement
         ---------------------
between the Partnership or GGC, on one hand, and the Employee, on the other hand, to the contrary, except as otherwise set forth in this Section 3.6, the Employee's Partnership Interests, as defined in the Third Amended and Restated Agreement of Limited Partnership of Gotham Golf Partners, L.P. (the "GGP
                                                                     ---
PARTNERSHIP AGREEMENT") and as set forth in Exhibit A to the GGP Partnership
---------------------
Agreement, (a) shall be subject to forfeiture upon any termination of the Employee's employment hereunder and (b) may not be directly or indirectly sold, assigned, encumbered, mortgaged, tendered, exchanged or disposed of in any other manner that has the effect of changing the economic benefits or risks of ownership (including by way of any derivative or hedging transaction, such as short-selling or buying or selling options, that has the effect of changing the economic benefits or risks of ownership) (each of (a) and (b) the "RESTRICTIONS") until the Restrictions lapse in accordance with the terms of
 ------------
this Section 3.6. The Restrictions shall lapse with respect to one-fourth of the Partnership Interests on each of the first four anniversaries of the Commencement Date, so long as the Employee has remained continuously employed hereunder through each of such vesting dates; provided, however, that the
                                              --------  -------
Restrictions shall immediately lapse upon the occurrence of a termination of the Employee's employment (a) by the Employee for Good Reason, (b) by the Partnership without Cause or (c) on account of the Employee's death or disability.

     4. Employment Termination. The employment of the Employee by the
        ----------------------
Partnership pursuant to this Agreement shall terminate upon the occurrence of any of the following (upon which termination the employment of the Employee by GGC shall also terminate):

     4.1 Expiration of the Employment Period in accordance with Section 1;

     4.2 At the election of GGC, for cause, immediately upon written notice by the Partnership to the Employee. For the purposes of this Section 4.2, "CAUSE"
                                                                        -----
shall mean only (a) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any felony
                      ---------------
committed during the Term of this Agreement involving moral
turpitude or dishonesty that is harmful to the Partnership, or (b) gross negligence or willful misconduct in the course of his employment described herein; provided, however, that the Partnership may terminate the Employee
        --------  -------
pursuant to subsection (b) above only if (i) the Partnership has provided the Employee with written notice of its intention to terminate and of the grounds for such termination within thirty (30) days after the Partnership learns of such event, and (ii) the Employee either (x) has not, within thirty (30) days following receipt of such notice, cured such event or
(y) if such event cannot be cured within such thirty (30) day period, has not taken all reasonable steps to cure promptly after notice;

     4.3 Upon the death or 30 days after the disability of the Employee. As used in this Agreement, the term "DISABILITY" shall have the meaning provided in the
                             ----------
Partnership's long-term disability policy applicable to the Employee;

     4.4 At the election of the Employee, for Good Reason (as defined below), immediately upon written notice by the Employee to the Partnership, which notice shall identify in reasonably explicit detail the Good Reason upon which the termination is based. For the purposes of this Section 4.4, "GOOD REASON" for
                                                             -----------
termination shall mean, without the prior written consent of the Employee, (a) a material breach by the Partnership of the terms of this Agreement, which breach is not remedied by the Partnership within thirty (30) days following written notice from the Employee to the Partnership notifying it of such breach,
(b) without limiting the generality of the foregoing, a failure to provide the Executive the transaction bonus set forth in Section 3.5 within five (5) business days after the Commencement Date, (c) without the prior written consent of the Executive or the consent of the Founders Director, as defined in the Equityholders' Agreement, a change in the business purpose of the Partnership to a business purpose substantially different from than that described in clause
(i) and (ii) of GGC's Amended and Restated Certificate of Incorporation, or (d) the relocation of the Employee's place of work more than 25 miles from the Partnership's current headquarters;

     4.5 At the election of the Employee, with or without Cause, upon not less than thirty (30) days' prior written notice of termination;

     4.6 At the election of the Partnership, without Cause, immediately upon written notice by the Partnership to the Employee.

     5. Effect of Termination.
        ---------------------

     5.1 Termination for Cause or at Election of the Employee. In the event the
         ----------------------------------------------------
Employee's employment is terminated for Cause pursuant to Section 4.2 or at the election of the Employee upon not less than thirty (30) days' prior written notice of termination pursuant to Section 4.5, the Partnership shall pay to the Employee the compensation and benefits otherwise payable to him under Section 3 through the last day of his actual employment by the Partnership. The Partnership and GGC shall have no further obligations to the Employee and the Employee shall have no further rights, including, without limitation, rights to any compensation, whatsoever under this Agreement.

     5.2 Termination for Death or Disability. If the Employee's employment is
         -----------------------------------
terminated by death or because of disability pursuant to Section 4.3, the Employee shall be paid the compensation and benefits payable to him under
Section 3 through the last day of his actual employment by the Partnership, and, in lieu of any other compensation or benefits otherwise payable to him pursuant to Section 3 with respect to the remainder of the Employment Period, the Employee shall be entitled to all payments payable to him pursuant to the terms of the Partnership's long-term disability or life insurance policy applicable to the Employee.

     5.3 Termination for Good Reason or Without Cause. If the Employee's
         --------------------------------------------
employment is terminated by the Employee for Good Reason pursuant to Section 4.4 or by the Partnership without cause pursuant to Section 4.6, the Employee shall be entitled to: (i) his base salary as severance pay in one lump-sum payment for the longer of (a) the remainder of the Term of this Agreement or (b) one (1) year from the date of termination; (ii) fringe benefits for the longer of (a) the remainder of the Term of this Agreement, or (b) one (1) year from the date of termination; and (iii) within 120 days following the termination date, the Employee shall have a right to acquire all of the Partnership's direct and indirect ownership interest in Monroe Valley Golf Club ("MVGC"), located in Jonestown, Pennsylvania pursuant to a right of first offer
  ----
(the "FIRST OFFER RIGHT"). The principal terms of the First Offer Right are set
      -----------------
forth on Schedule B.
         ----------

     5.4 Survival. The provisions of this Section 5 shall survive the
         --------
termination or expiration of this Agreement.

     5.5 Severance Offset. The Employee hereby grants the Partnership and GGC a
         ----------------
right to offset against the outstanding principal and accrued interest balance on any debt owing to GGC, the Partnership or any of the controlled affiliates by the Employee any amount payable pursuant to Section 5.3 (less any applicable income and withholding taxes).

     6. Non-Compete.
        -----------

     6.1 During the term of the Employee's employment by the Partnership or GGC hereunder, and if and only if (i) the Employee shall have been terminated by the Partnership or GGC for cause or (ii) the Employee shall have voluntarily terminated his employment without Good Reason, then for a period of one (1) year after such termination, the Employee shall not, directly or indirectly, alone or as an employee, agent, advisor, salesman, independent contractor, lender, consultant, owner, partner, joint venturer, officer, director or stockholder or in any other capacity, enter into, engage in, plan, organize, aid, assist, own, manage, operate, control, participate in, become employed by, consult with, perform services for, obtain a material financial or proprietary interest in, or otherwise become associated in any capacity with, any business or person that might be deemed to compete with or be deemed to be setting up to compete with the Partnership, GGC and/or any of their subsidiaries ("OWNING ENTITY") (i)
                                                        -------------
within one hundred fifty (150) miles of any golf course managed by the Partnership or GGC or owned by any Owning Entity, and (ii) in any line of business that is substantially the same as any line of business described in clause (i) and (ii) of Article III of GGC's Amended and Restated Certificate of Incorporation.

     6.2 The Employee covenants and agrees that, during the term of the Employee's employment with the Partnership or GGC hereunder and for one year after the termination of the Employee's employment for any reason, the Employee shall not (x) solicit business on behalf of the Employee or any other person from any client or customer of the Partnership or GGC, or otherwise directly or indirectly divert or interfere with or attempt to divert or interfere with the business or the clients or customers of the Partnership or GGC or (y) directly or indirectly hire, recruit, solicit or induce, or attempt to induce, an employee or employees of the Partnership or GGC to terminate their employment, or otherwise cease their relationship with, the Partnership or GGC.

     6.3 The Employee acknowledges and agrees that the breach of the provisions of this Section 6 will cause irreparable injury to the Partnership and GGC, inadequately compensable in damages. Accordingly, in addition to such other rights and remedies as the Partnership or GGC may have under this Agreement, at law or in equity with respect to any breach or threatened breach of this Agreement, the Partnership and GGC shall be entitled to injunctive relief against the breach or threatened breach of any of the provisions of this
Section 6, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Partnership and GGC and that money damages will not provide an adequate remedy to the Partnership or GGC.

     6.4 The Partnership, GGC and the Employee agree and stipulate that the provisions of this Section 6 are fair and reasonable in light of all of the facts and circumstances of the relationship between the Partnership, GGC and the Employee, and the Employee hereby expressly waives any objection to or defense in respect of the geographical scope and/or duration of the restriction contained in this Section 6. The Employee acknowledges and agrees that the scope and duration of these restrictions are reasonable and warranted in order to protect the Partnership's and GGC's legitimate business interests and rights and that the Employee's experience and capabilities are such that the Employee will not be prevented from earning a livelihood in the Employee's area of expertise as a result of the limited restrictions provided herein. In furtherance and not in derogation of the provisions of this Section 6, the Partnership, GGC and the Employee agree that, notwithstanding the foregoing, in the event that a court should decline to enforce any of the provisions of this Section 6, such provision or provisions shall be deemed to be modified to preserve the Employee's restrictions under this Section 6 to the maximum extent, in time, geography and scope, which the court shall find enforceable.

     6.5 The provisions of this Section 6 shall survive the termination of this Agreement.


     7. Proprietary Information and Indemnification.
        -------------------------------------------

     7.1 Proprietary Information. The Employee shall not, without the prior
         -----------------------
written consent of the Partnership, use, divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity any Confidential Information (as hereinafter defined) pertaining to the business of the Partnership or any of its affiliates, except (i) while employed by the Partnership, in the business of or for the benefit of the Partnership, or (ii) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Partnership, or by any administrative body or legislative body (including a committee thereof) with purported or apparent jurisdiction to order the Employee to divulge, disclose or make accessible such information. For purposes of this Section 7, "Confidential Information" shall mean non-public information concerning the Partnership's financial data, strategic business plans, product development (or other proprietary product data), customer lists, information relating to suppliers and methods of production and management, marketing plans and other non-public, proprietary confidential information of the Partnership, its affiliates or its customers, that, in any case, is not otherwise available to the public, provided
                                                                        --------
that Confidential Information does not include information that (a) was previously, is currently or becomes generally available to the public or (b) was available to the Employee on a non-confidential basis or subsequently becomes available to the Employee on a non-confidential basis, and provided further that
                                                           -------- -------
the source of such information is not bound by a confidentiality agreement concerning that information.

     7.2 Indemnification. The Employee shall be indemnified and held harmless to
         ---------------
the fullest extent permitted by law, as stated more fully in Schedule C to this
                                                             ----------
Agreement.

     7.3 Survival. The provisions of this Section 7 shall survive the
         --------
termination of this Agreement.

     8. Litigation Fees and Expenses. Notwithstanding any provision of law or
        ----------------------------
rule of court to the contrary, in the event of any dispute between the Partnership and/or GGC, on the one hand, and the Employee, on the other hand, concerning or relating to this Agreement that results in litigation, the unsuccessful party as determined by a court of competent jurisdiction shall reimburse the prevailing party for all reasonable attorneys' fees and expenses incurred by the prevailing party in prosecuting or defending such action.

     9. Notices. Any notices or other communications required or permitted
        -------
hereunder shall be sufficiently given if delivered personally or sent by telecopy machine, Federal Express or other recognized overnight courier, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

      To the Employee:          John Caporaletti
                                Gotham Golf Partners, L.P.
                                575 East Chocolate Avenue
                                Hershey, Pennsylvania  17033
                                (717) 312-0420 (fax)

      With a copy to:           Steven S. Snider, Esq.
                                Hale and Dorr LLP
                                1455 Pennsylvania Ave., N.W., Suite 1000
                                Washington, D.C.  20004
                                (202) 942-8484 (fax)

     If to the Partnership, addressed to the Partnership at the following address:

                                Gotham Golf Partners, L.P.
                                575 East Chocolate Avenue
                                Hershey, Pennsylvania  17033
                                (717) 520-4249 (fax)

     With a copy to:            William F. Leahy, Esquire
                                Gotham Golf Partners, L.P.
                                16850 Sudley Road
                                Centreville, Virginia  20120
                                (703) 830-5026 (fax)

     and to:                    Adam O. Emmerich, Esq.
                                Wachtell, Lipton, Rosen & Katz
                                51 W. 52nd Street
                                New York, NY  10019-6150
                                (212) 403-2000 (fax)

Unless otherwise specified herein, such notices or other communications shall be deemed to be effective: (a) one (1) business day after deposit with the courier if sent by Federal Express or other recognized overnight delivery service; or (b) upon receipt if accomplished by hand delivery or by telecopied delivery. Any party may, from time to time, by notice in writing served upon the other party, in the same manner as prescribed in this Section, designate a different mailing address or a different or additional person to which all such notices are thereafter to be addressed.

     10. Pronouns. Whenever the context may require, any pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     11. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement, including, but not limited to, the Prior Agreement dated January 1, 1999. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto.

     12. Amendment. This Agreement may be amended or modified only by a written
         ---------
instrument executed by the Partnership, GGC and the Employee.

     13. Governing Law. This Agreement shall be construed, interpreted and
         -------------
enforced in accordance with the laws of the State of Delaware.

     14. Successors and Assigns. Subject to the terms of Section 4.6, this
         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any partnership or other entity with which or into which the Partnership or GGC may be merged or which may succeed to its assets or business, provided, however, that the obligations
                                       --------  -------
of the Employee are personal and shall not be assigned by him.

     15. Miscellaneous.
         -------------

     15.1 No delay or omission by the Partnership in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Partnership on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

     15.2 The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision. Wherever the word "INCLUDE,"
                                                                    -------
"INCLUDES" or "INCLUDING" is used in this Agreement, it shall be deemed to be
 --------      ---------
followed by the words "WITHOUT LIMITATION."
                       ------------------

     15.3 In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     15.4 This Agreement may be executed in two or more counterparts, and by facsimile, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     15.5 Neither this Agreement nor any provision hereof is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                         GOTHAM GOLF PARTNERS, L.P.,
                         a Delaware limited partnership

                         By:
                            -------------------------------------------------
                             Name:
                             Title:


                         GOTHAM GOLF CORP.,
                         a Delaware corporation

                         By:
                            -------------------------------------------------
                              Name: William A. Ackman
                              Title:  Chairman, Board of Directors


                         JOHN CAPORALETTI


                         ----------------------------------------------------
                         John Caporaletti

                                   SCHEDULE A

                                 FRINGE BENEFITS

Term Life Insurance Policy in the principal amount of $1,000,000.

Automobile privileges in accordance with the Partnership's current policies with respect to provision of automobile benefits. 100% family medical insurance coverage paid by the Partnership, such coverage to be similar to coverage provided to other officers of the Partnership at a similar level as the Employee.

Long-Term Disability Insurance

Cellular telephone and wireless email

Sick Leave in accordance with Partnership sick-leave policy as in effect from time to time.

                                   SCHEDULE B

                                FIRST OFFER RIGHT

    The Employee shall have a right of first offer (a "FIRST OFFER RIGHT") to
                                                       -----------------
acquire all of the Partnership's direct and indirect ownership interest in Monroe Valley Golf Club ("MVGC"), located in Jonestown, Pennsylvania, on the
                          ----
terms set forth below. Within 120 days following the Employee's employment termination date, the Partnership shall offer MVGC for sale to the Employee at an arm's-length price as determined by the Board, in its sole discretion (the "ASKING PRICE"). The Employee will be required to accept or decline this offer
 ------------
within 30 days, and if the Employee does not do so he shall be deemed to have declined such offer. If the Employee declines to purchase MVGC for the Asking Price, the Partnership may subsequently sell MVGC to any third party, provided
                                                                      --------
that if the price offered to such third party is less than 92.5% of the Asking Price, the Partnership must first provide the Employee with a new opportunity to acquire MVGC at the price offered to such third party. The Employee would be required to accept or decline any such offer within 20 days, and if the Employee did not do so he would be deemed to have declined such offer. Notwithstanding the foregoing, if a binding agreement for the sale of MVGC has not been entered into by the Partnership by the second anniversary of the Employee's termination of employment, the Board shall retain two accredited independent appraisers to determine the fair market value of MVGC, and, before the 60th day following the second anniversary of the Employee's termination of employment, MVGC will be offered for sale to the Employee for the average of the two appraisal values stated by the independent appraisers. The Employee shall accept or decline this offer within 20 days. If the Employee does not accept the offer within such period, the Partnership shall be under no further obligation to offer MVGC for sale to the Employee or any other party, and shall be free to sell MVGC to any party at any price at any time, without restriction. If the Employee purchases MVGC, Section 6 of the Agreement shall not be violated by either (a) the continued operation of MVGC or (b) the Employee's solicitation for employment of individuals employed at MVGC at the time of such purchase. Notwithstanding anything in this Agreement or this Schedule C to the contrary, the Partnership shall have no obligation pursuant to this First Offer Right if the Employee has violated his obligations pursuant to Section 6 of this Agreement.

                                   SCHEDULE C

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "AGREEMENT") is entered into as of the
                                          ---------
     day of          ,  2002 ("AGREEMENT"), by and among GOTHAM GOLF CORP., a
-----       ---------          ---------
Delaware corporation (the "CORPORATION"), GOTHAM GOLF PARTNERS, L.P., a Delaware
                           -----------
limited partnership (the "PARTNERSHIP"), and JOHN CAPORALETTI ("INDEMNITEE").
                          -----------                           ----------
     WHEREAS, the interpretations of statutes, regulations, charter and bylaws regarding indemnification of directors and officers and limitation of liability of directors and officers are too uncertain to provide them with adequate, reliable knowledge of risks to which they may be exposed by virtue of serving as directors and officers of a corporation; and

     WHEREAS, damages sought by class-action plaintiffs in some cases amount to substantial dollar amounts and, whether or not the case is meritorious, the cost of defending these suits is enormous with few individual directors and officers having the resources to sustain such legal costs or a judgment in favor of the plaintiffs even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation; and

     WHEREAS, it is generally recognized that the issues in controversy in such litigation are usually related to the knowledge, motives and intent of the director or officer and that he is usually the only witness with firsthand knowledge of the essential facts or of exculpating circumstances who is qualified to testify in his defense regarding matters of such subjective nature, and that the long period of time which normally and usually elapses before such suits can be disposed of can extend beyond the normal time for retirement for a director or officer, with the result that he, after retirement, or in the event of his death, his spouse, heirs, executors, administrators, as the case may be, may be faced with limited ability, undue hardship and an intolerable burden in launching and maintaining a proper and adequate defense of such party or his estate against claims for damages; and

         WHEREAS, the charter and bylaws of the Corporation and the rules and regulations governing the Corporation allow it to indemnify and hold harmless their management personnel and their affiliates and each of their respective officers, directors, partners and employees for losses, claims, damages, expenses or liabilities incurred by such persons by reason of any action, omission to act or decision made by any such persons in connection with the business of the Corporation; and

     WHEREAS, the Board of Directors (as defined in Article I hereto) has concluded that it is reasonable, prudent and necessary for the Corporation contractually to obligate itself to indemnify Indemnitee in reasonable and adequate manner to the fullest extent permitted by applicable law, to assume for itself maximum liability for expenses and damages in connection with claims lodged against them for their decisions and actions and to provide for the advancement of expenses incurred by Indemnitee;

     WHEREAS, as set forth in Section VIII hereof, it is in the interests of the parties hereto that the Partnership have the same indemnification obligations to Indemnitee as the indemnification obligations of the Corporation to Indemnitee; and

     WHEREAS, Indemnitee is willing to serve, for or on behalf of the Corporation on the condition that they be so indemnified;

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   WITNESSETH

                                       I.
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     A. "BOARD OF DIRECTORS" shall mean the board of directors of the
         ------------------
Corporation.

     B. "CHANGE IN CONTROL" shall mean:
         -----------------

     (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Corporation if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (x) the then-outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or
(y) the combined voting power of the then-outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for
                                              --------  -------
purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Corporation, unless the Person exercising, converting or exchanging such security acquired the security directly from the Corporation or an underwriter or agent of the Corporation), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

     (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Corporation), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from
                        --------  -------
this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

     (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Corporation or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Corporation or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities or such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

     C. "DISINTERESTED DIRECTOR" shall mean a director of the Corporation who
         ----------------------
neither is nor was a party to the Proceeding in respect of which indemnification or advance of expenses is being sought by Indemnitee.

     D. "EXPENSES" shall mean, without limitation, expenses of Proceedings
         --------
including all attorneys' fees, retainers, court costs, transcript costs, fees of experts, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness or party in a Proceeding.

     E. "GOOD FAITH" shall mean with respect to a particular Indemnitee, such
         ----------
Indemnitee having acted in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, such Indemnitee having acted in a certain manner without reasonable cause to believe his conduct was unlawful.

     F. "LIABILITIES" shall mean liabilities of any type whatsoever, including,
         -----------
without limitation, any judgments, fines, ERISA liabilities, excise taxes and penalties, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

     G. "OFFICIAL STATUS" describes the status of a person who is or was a
         ---------------
director or officer of the Corporation, or a member of any committee of the Board of Directors, and the status of a person who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company or partnership, joint venture, trust, employee benefit plan or other entity.

     H. "PROCEEDING" includes any threatened, pending or completed action, suit,
         ----------
arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, including, without limitation, any proceeding arising out of or relating to acts or omissions with respect to any and all related transactions, filings and other actions, whether or not such acts or omissions occurred prior or subsequent to the formation of the Corporation prior to or subsequent to the date of this Agreement (including, without limitation, matters relating to the registration statement and the proxy statement prospectus included therein filed by the Corporation with the Securities and Exchange Commission on [DATE], and any amendment or supplement thereto and suit by Indemnitee seeking to enforce Indemnitee's rights under this Agreement).

     I. "VOTING SECURITIES" shall mean any securities of an entity whose holder
         -----------------
or holders are entitled to vote generally in the election of the Board of Directors.

                                       II.
                                TERM OF AGREEMENT

     This Agreement shall continue until, and terminate with respect to Indemnitee upon the later of:

          1. 10 years after the date that such Indemnitee shall have ceased to serve as a director, officer, partner, member, trustee, employee or agent of the Corporation or of any other corporation, partnership, limited liability company or partnership, joint venture, trust, employee benefit plan or other entity which such Indemnitee served at the request of the Corporation, or

          2. The final termination of any Proceeding then pending in respect of which such Indemnitee is granted rights of indemnification of Liabilities or advancement of Expenses hereunder and of any Proceeding commenced by such Indemnitee pursuant to Section IV.F (or, if no appeal is made, Section IV.E) of this Agreement relating thereto.

This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.


                                      III.
                  SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS
                              AND DEFENSE OF CLAIM

     A. AGREEMENT TO SERVE. Indemnitee shall serve and/or continue to serve, at the will of the Corporation or under separate contract, if such exists, as a director or officer of the Corpo-ration. This Agreement does not create any additional right for Indemnitee to serve as a director or officer other than at the will of the Corporation or as otherwise provided by separate contract. Indemnitee's resignation as a director shall not constitute a breach of this Agreement.

     B. NOTICE OF PROCEEDINGS. Indemnitee shall notify the Corporation promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification of Liabilities or advancement of Expenses covered hereunder, but Indemnitee's omission to so notify the Corporation shall not relieve the Corporation from any liability which it may have to Indemnitee under this Agreement except (i) with respect to Expenses incurred by or on behalf of Indemnitee with respect to such Proceeding prior to such notice or (ii) if such omission otherwise materially prejudices the rights of the Corporation (including, without limitation, the Corporation having lost any significant substantive or procedural rights with respect to the defense of any Proceeding). If such omission does materially prejudice the rights of the Corporation, the Corporation shall be relieved from liability under this Agreement to the extent of such prejudice; but such omission will not relieve the Corporation from any liability which it may owe to Indemnitee otherwise than under this Agreement.

     C. DEFENSE OF CLAIMS. The Corporation will be entitled to participate at its own expense in any Proceeding of which it has notice. The Corporation, jointly with any other indemnifying party similarly notified of any Proceeding, will be entitled to assume the defense of Indemnitee therein, with counsel reasonably satisfactory to such Indemnitee; provided, however, that the prior
                                            --------  -------
written consent of Indemnitee shall be required for the Corporation to assume the defense of Indemnitee in a Proceeding (i) if there has been a Change in Control in the Corporation, or (ii) if Indemnitee has reasonably concluded that there may be a conflict of interest between the Corporation and such Indemnitee, or between one Indemnitee and another, with respect to any Proceeding and has provided written notice thereof to the Corporation. After receipt of written notice from the Corporation to Indemnitee of the Corporation's election to assume the defense of such Indemnitee in any Proceeding (including pending such Indemnitee's written consent to such assumption), the Corporation will not be liable to such Indemnitee under this Agreement for any Expenses subsequently incurred by such Indemnitee in connection with the defense thereof, other than as otherwise provided below. Indemnitee shall have the right to employ his own counsel in any such Proceeding, but the fees and Expenses of such counsel incurred after receipt of written notice from the Corporation of its assumption of the defense thereof shall be at the expense of such Indemnitee unless:

          1. The employment of counsel by such Indemnitee has been authorized by the Corporation; or

          2. The Corporation shall not in fact have employed counsel to assume the defense of such Indemnitee in such Proceeding, or such counsel has not in fact assumed such defense, or such counsel is not acting in connection therewith with reasonable diligence; and in each such case the fees and expenses of such Indemnitee's counsel shall be advanced by the Corporation pursuant to Article V.


     D. SETTLEMENT OF CLAIMS. The Corporation shall not settle any Proceeding in any manner which would impose any liability, penalty or limitation on Indemnitee without the writ ten consent of such Indemnitee; provided, however, that such Indemnitee shall
                                --------  -------
not unreasonably withhold, delay or condition consent to any proposed settlement. Unless there has been a Change in Control, the Corporation shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by such Indemnitee without the Corporation's written consent. The Corporation shall not unreasonably withhold, delay or condition its consent to any proposed settlement.

                                      IV.
                                 INDEMNIFICATION

     A. IN GENERAL. The Corporation shall indemnify Indemnitee against any and all Expenses and Liabilities: (i) as provided in this Agreement, (ii) to the fullest extent consistent with applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit,
(iii) for any acts or omissions which occurred prior to Indemnitee becoming a director of the Corporation, or establishing any formal relationship with the Corporation. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in this Article
IV. It is expressly agreed and understood that the Corporation's indemnification to Indemnitee shall be absolute, total and unconditional with respect to any activity or event, including without limitation the preparation or distribution of any proxy statement, which occurs prior to the date of commencement of Indemnitee's service as a director of the Corporation and no process or procedure shall be needed to establish or confirm such indemnification, except as may be required by applicable law (provided Indemnitee is notified appropriately by the Corporation). If any Proceeding arising from any such action or event is brought against Indemnitee, Indemnitee shall be entitled to separate independent counsel selected by Indemnitee, with the Expenses thereof paid by the Corporation.

     B. INDEMNIFICATION OF A PARTY TO A PROCEEDING. Indemnitee shall be entitled to the rights of indemnification provided in this Section IV.B if, by reason of his Official Status, he is, or is threatened to be made, a party to any Proceeding. In accordance with this Section IV.B, Indemnitee shall be indemnified against all Expenses and Liabilities actually incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith; provided, however, that, if
                                            --------  -------
applicable law so provides, no indemnification against such Expenses and Liabilities shall be made in respect of any claim, issue or matter in a Proceeding brought by or in the right of the Corporation as to which a final, nonappealable judgment has been issued by a court of competent jurisdiction that Indemnitee is liable to the Corporation, unless and to the extent that such court shall determine that such indemnification may be made.

     C. INDEMNIFICATION FOR EXPENSES OF WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee, by reason of such Indemnitee's Official Status, has prepared to serve or has served as a witness in any Proceeding, such Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or for him in connection therewith and that are not otherwise reimbursed.

     D. SPECIFIC LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything in this Agreement to the contrary, the Corporation shall not be obligated under this Agreement to make any payment to Indemnitee for indemnification with respect to any Proceeding:

          1. To the extent that payment is actually made to such Indemnitee under any insurance policy or is made to such Indemnitee by the Corporation otherwise than pursuant to this Agreement.

          2. If a court in such Proceeding has entered a judgment or other adjudication which is final and has become nonappealable and established that a claim of such Indemnitee for such indemnification relates to acts or omissions of such Indemnitee which are material to the matter giving rise to the Proceeding and which were not committed or omitted in Good Faith.

          3. If there has been no Change in Control, for Liabilities in connection with Proceedings settled without the consent of the Corporation (unless such consent was unreasonably withheld, delayed or conditioned), provided, however, that the consent of Indemnitee will not be required with
     --------  -------
     respect to any Liability for which such Indemnitee is not entitled to indemnification. If there has been a Change in Control, the Corporation shall be liable for Liabilities in connection with Proceedings settled without the consent of the Corporation.

          4. For an accounting of profits made from the purchase or sale by such Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local statute or regulation.

          5. For any liability of Indemnitee in connection with insider trading, as defined under the United States securities laws or similar provisions of any state or local statute or regulation.

     E. Determination of Good Faith.


          1. Indemnitee will not be deemed to have acted in Good Faith if such is proven by clear and convincing evidence by the Corporation in one of the forums listed below. Such Indemnitee subject to a claim by the Corporation that he has not acted in Good Faith shall be entitled to select from among the following forums in which the validity of the Corporation's claim will be heard:

               (a) The Disinterested Directors, which shall make such determination by majority vote;

               (b) The shareholders of the Corporation, which shall make such determination by majority vote; or

               (c) A panel of three arbitrators, one of whom is selected by the Corporation, another of whom is selected by such Indemnitee and the last of whom is selected by the first two arbitrators so selected.

          2. As soon as practicable, and in no event later than thirty (30) days after written notice of such Indemnitee's choice of forum pursuant to this
     Section IV.E, the Corporation shall, at its own expense, submit to the selected forum in such manner as such Indemnitee or such Indemnitee's counsel may reasonably request, its claim that such Indemnitee is not entitled to indemnification, and the Corporation shall act in the utmost good faith to assure such Indemnitee a complete opportunity to defend against such claim. The fees and Expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Corporation, and, to the extent Indemnitee is found not to have a right to indemnification hereunder, by Indemnitee. If the Corporation shall fail to submit the matter to the selected forum within thirty (30) days after such Indemnitee's written notice or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty (30) days after the matter has been submitted to it by the Corporation, the requisite determination that such Indemnitee has the right to indemnification shall be deemed to have been made.

     F. RIGHT TO APPEAL. Notwithstanding a determination by any forum listed in
Section IV.E above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, such Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing such Indemnitee's right to indemnification pursuant to this Agreement. Indemnitee and the Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. Indemnitee and the Corporation further agree to stipulate in any such judicial proceeding that each is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

     G. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. In addition to the indemnification protection provided to Indemnitee by the other sections of this Agreement, the Corporation shall also purchase and maintain Directors' and Officers' Liability Insurance, at its expense and in amounts that are subject to such terms as shall be determined by the Board of Directors of the Corporation, to protect Indemnitee against any expense, liability or loss incurred by it or him in any such capacity, or arising out of his status as an Indemnitee.

                                      V.

                             ADVANCEMENT OF EXPENSES

     A. ADVANCEMENT OF EXPENSES. The Corporation shall advance to Indemnitee all Expenses incurred or to be incurred by or for him in connection with (i) any Proceeding for which such Indemnitee may be entitled to indemnification pursuant to Article IV above, except with respect to any Proceeding under Section IV.E or
Section IV.F involving such Indemnitee, and (ii) any other action between the Corporation and such Indemnitee involving the interpretation or enforcement of the rights of such Indemnitee under this Agreement, in advance of the final disposition of such Proceeding or other action, provided that such Indemnitee executes and submits an undertaking to repay Expenses advanced in the form of Exhibit A attached hereto (the "Undertaking").

     B. PROCEDURE FOR ADVANCEMENT. The Corporation shall advance Expenses pursuant to subsection A above within ten (10) business days after the receipt by the Corporation of an

Undertaking. Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured and interest free.

                                       VI.

                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

     A. BURDEN OF PROOF. To the extent consistent with applicable law, in making a determination with respect to entitlement to indemnification of Liabilities and advancement of Expenses hereunder, including a determination pursuant to
Section IV.F, the person or persons or entity making such determination shall consider Indemnitee's right to such entitlement de novo and such Indemnitee
                                                -- ----
shall not be prejudiced by reason of a prior determination that such Indemnitee is not entitled to indemnification. The person or persons making such determination shall also presume that Indemnitee is entitled to indemnification and advancement of Expenses under this Agreement, which presumption the Corporation shall have the burden of proof to overcome.

     B. EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself affect the
               ---- ----------
right of Indemnitee to indemnification or create a presumption that such Indemnitee did not act in Good Faith.

     C. ACTIONS OF OTHERS. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Corporation (other than Indemnitee) shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

                                      VII.

                NON-EXCLUSIVITY, SUBROGATION AND MISCELLANEOUS

     A. NON-EXCLUSIVITY. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which such Indemnitee may at any time be entitled under any provision of law, regulation, the Corporation's charter, bylaws, vote of shareholders, resolution of directors or otherwise and, to the extent that during the term of this Agreement the rights of the then existing directors and officers are more favorable to such directors and officers than the rights currently provided to Indemnitee under this Agreement, Indemnitee shall be entitled to the full benefits of such more favorable rights.

     B. SUBROGATION. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee to whom such payment is made. Indemnitee shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

     C. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, when received, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      If to Indemnitee, addressed to Indemnitee at the following address:

      John Caporaletti
      Gotham Golf Partners, L.P.
      575 East Chocolate Avenue
      Hershey, Pennsylvania  17033
      (717) 520-4249 (fax)


      With a copy to:

      Steven S. Snider, Esq.
      Hale and Dorr LLP
      1455 Pennsylvania Ave., N.W.
      Suite 1000
      Washington, D.C.  20004
      (202) 942-8484 (fax)


      If to the Corporation, addressed to the Corporation at the following address:

      Gotham Golf Corp.
      575 East Chocolate Avenue
      Hershey, Pennsylvania  17033


      If to the Partnership, addressed to the Partnership at the following address:

      Gotham Golf Partners, L.P.
      575 East Chocolate Avenue
      Hershey, Pennsylvania  17033

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

     D. GOVERNING LAW. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

     E. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to the subject matter hereof; provided, however, that the parties acknowledge and agree that the
        --------- -------
charter and bylaws of the Corporation may contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to such instruments.

     F. SUCCESSORS AND ASSIGNS. The rights, benefits, responsibilities and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, assigns, successors, affiliates, agents, and representatives.

     G. AMENDMENT OF AGREEMENT AND SCHEDULES. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall (i) be effective as to Indemnitee or the Corporation unless executed in writing by Indemnitee affected thereby and the Corporation if affected thereby or (ii) be effective as to Indemnitee with respect to any action or inaction by such Indemnitee in Indemnitee's Official Status prior to such amendment, alteration, rescission or replacement.

     H. TITLES. The titles to the articles and sections of this Agreement are inserted for convenience or reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

     I. INVALIDITY OF PROVISIONS. Every provision of this Agreement is severable, and the invalidity or unenforceability of any term or provision shall not affect the validity or enforceability of the remainder of this Agreement.

     J. PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     K. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          1. the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Article of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          2. to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Article of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     L. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.

                                      VIII.

                           OBLIGATIONS OF PARTNERSHIP

     The Partnership shall have the same obligations to Indemnitee as the obligations of the Corporation hereunder, the Partnership hereby acknowledging and confirming to Indemnitee (a) that the services of Indemnitee as a director and/or an officer of the Corporation are important and valuable to the Partnership because of the Corporation's status as general partner of the

Partnership, and (b) that the business and affairs of the Corporation are conducted primarily through, and the assets of the Corporation are owned primarily by, the Partnership. Without limiting the other provisions of this Agreement, Indemnitee shall be entitled to indemnification and to his other rights hereunder with respect to matters arising in the conduct of the affairs of the Corporation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             GOTHAM GOLF CORP.,
                             a Delaware corporation

                             By:
                                ----------------------------------------------
                                  Name:  William A. Ackman
                                  Title:  Chairman, Board of Directors


                             GOTHAM GOLF PARTNERS, L.P.,

                             a Delaware limited partnership


                             By:
                                ----------------------------------------------
                                   Name:
                                   Title:


                             JOHN CAPORALETTI

                             -------------------------------------------------
                             John Caporaletti

                                    EXHIBIT A

                 FORM OF UNDERTAKING TO REPAY EXPENSES ADVANCED

         Re:      Undertaking to Repay Expenses Advanced


Ladies and Gentlemen:

      Pursuant to the Indemnification Agreement dated as of the      day of
                                                                ----
            , 2002 by and among Gotham Golf Corp. (the "CORPORATION"), Gotham
------------                                            -----------
Golf Partners, L.P (the "PARTNERSHIP") and Indemnitee, the undersigned is
                         -----------
Indemnitee and is thereby entitled to advancement of expenses in connection with [DESCRIPTION OF PROCEEDING] (the "PROCEEDING"). Terms used herein and not
                                  ----------
otherwise defined shall have the meanings specified in the Indemnification Agreement.

     I am subject to the Proceeding by reason of my Official Status or by reason of actions allegedly taken or omitted by me in such capacity. During the period of time to which the Proceeding relates I was [(NAME OF POSITION HELD)] of the Partnership. Pursuant to Section V of the Indemnification Agreement, the Corporation is obligated to advance to me Expenses that are reasonably incurred by or for me in connection with the Proceeding, provided that I execute and submit to the Corporation an Undertaking in which I undertake to (i) repay the Corporation for any Expenses paid by it on my behalf if it shall be ultimately determined that I am not entitled to be indemnified by the Corporation against such Expenses, within 30 days of such ultimate determination, and (ii) reasonably evidence the Expenses incurred by or for me.

     [DESCRIPTION OF EXPENSES INCURRED OR TO BE INCURRED BY OR FOR INDEMNITEE]

     This letter shall constitute my undertaking to repay to the Corporation any Expenses paid by it on my behalf in connection with the Proceeding if it is ultimately determined that I am not entitled to be indemnified by the Corporation with respect to such Expenses as set forth above.


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                                    Signature

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                                    Name


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                                    Date